UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported July 14, 2007): July 18, 2007

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      814-00063                 13-2949462
          --------                      ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                                 859 Panxu Road
                          Suzhou Jiangsu, China 215002
                          ----------------------------
                    (Address of principal executive offices)

                                 86-512-6820-7173
                      -------------------------------------
              (Registrant's telephone number, including area code)


       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

The registrant has entered into a letter of intent with RimAsia Capital Partners L.P. ("RACP") on July 14, 2007 to reorganize the outstanding acquisition financing loan for the acquisition of Shenyang Enshi Pharmaceutical Limited Company ("Enshi") and related matters The parties agreed in principle that the principal of the RACP $11,500,000 will be converted into shares of redeemable convertible preferred stock with a conversion price of $1.01. The exercise price of the RACP warrants of $1.375 will be lowered to $1.26. Suzhou Erye Pharmaceutical Limited Company ("Erye"), a subsidiary of the registrant, agreed in principal to inject its 49% stake not yet owned by the registrant into the registrant.The parties agreed to reach final definitive agreements before August 15, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    China Biopharmaceuticals Holdings, Inc.

                                    By: /s/ Chris Peng Mao
                                       ------------------------------------
                                       Name:  Chris Peng Mao
                                       Title: Chief Executive Officer

Dated:  July 18, 2007


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